Related Party Disclosures	12 Months Ended
Mar. 31, 2020
Related Party Transactions [Abstract]
Related Party Disclosures

20. Related Party Disclosures

For the years ended March 31, 2018 and 2019, the Company incurred rent expense on office facilities and guest house facilities totaling INR 15 million and INR 3 million, respectively, where the lessors are related to the Ex-CEO and erstwhile COO and director of the Company. As of March 31, 2019, and 2020, the Company did not have any security deposits with these lessors. The contract for guest house facilities was cancelled with effect from March 29, 2019.

The Company has certain loan facilities with International Finance Corporation, which is a shareholder of the Company. The Company had drawn INR 504 million against these loan facilities through March 31, 2019, net of repayments. During the year ended March 31, 2020, the Company has drawn INR 262 million (US$ 3.5 million) against these loan facilities, net of repayments and has an outstanding loan against these facilities totaling INR 766 million (US$ 10.2 million) as of March 31, 2020, which includes a current portion of the loan totaling INR 9 million (US$ 0.1 million). The Company incurred INR 14 million, INR 21 million and INR 54 million (US$ 0.7 million) of interest expense for the years ended March 31, 2018, 2019 and 2020, respectively. The Company has outstanding interest accrued against these facilities totaling INR 11 million and INR 24 million (US$ 0.3 million) as of March 31, 2019 and 2020, respectively. These loans are also hedged with IFC with outstanding notional amount of US $ 13.4 million as of March 31, 2020.

Our Company and our subsidiary, Azure Power India Private Limited, are respondents in arbitration proceedings initiated by our former Chairman, CEO and Managing Director of the Company, Mr. Inderpreet Singh Wadhwa (“IW”) and former COO Mr. H.S Wadhwa (“HSW”), in relation to the purchase price of the shares of IW’s and HSW’s in Azure Power India Private Limited. The arbitration is being conducted under the Singapore International Arbitration Centre (SIAC) Rules, with the seat of arbitration in Singapore. Management strongly believes in the merits of our case; however, an unfavorable outcome in these proceedings could potentially have a material adverse effect on our results of operations, cash flows and financial condition. As management believes it will be successful in the arbitration, the Company has not accrued any amount with respect to this arbitration in its consolidated financial statements.

In addition, the Company and our subsidiary Azure Power India Private Limited are respondents to arbitration proceedings initiated by IW in relation to his transition agreement. The Company and IW have filed our claims and counter claims in relation to the matter in the arbitration. We continue to strongly believe in the merits of our case and are confident that the outcome will be favorable for us. The claim amount is not significant to our financial position. As management believes it will be successful in the arbitration, the Company has not accrued any amount with respect to this arbitration in its consolidated financial statements.

Refer Note 16 for equity shares issued during the year to Caisse de depot et placement du Quebec (CDPQ).